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                                                                    EXHIBIT 32-2


                        CERTIFICATION OF PERIODIC REPORT



I, David E. Meador, Senior Vice President and Chief Financial Officer of DTE Energy Company (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge and belief:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the "Report") fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: August 13, 2003                      /s/ DAVID E. MEADOR
                             -------------------------------------------------
                                              David E. Meador
                             Senior Vice President and Chief Financial Officer
                                           of DTE Energy Company